[FRONT COVER]

[graphic representation of U.S. flag]

COLONIAL STRATEGIC
BALANCED FUND

ANNUAL REPORT
OCTOBER 31, 1996


Not FDIC-               May lose value
Insured                 No bank guarantee

Colonial Strategic Balanced Fund Highlights
November 1, 1995 -- October 31, 1996

Investment Objective: Colonial Strategic Balanced Fund seeks current income and long-term growth, consistent with prudent risk, by diversifying investments primarily in U.S. and foreign equity and debt securities.

The Fund is Designed to Offer:

[check mark]  Growth and income potential from a strategic blend of markets
[check mark]  Favorable stock and bond opportunities worldwide
[check mark]  Broad diversification to help reduce risk
[check mark]  Expert management by stock and bond specialists

Portfolio Manager Commentary: "The strong performance of the domestic stock market and the improving performance of the high yield and international bond markets created a positive environment for the Fund. We believe the broad diversification of the Fund should continue to provide competitive growth and income potential."
--Carl Ericson and James Haynie

Colonial Strategic Balanced Fund Performance
                                        Class A   Class B   Class D
Inception date                          9/19/94   9/19/94   9/19/94
12-month distributions declared         $0.373    $0.324    $0.312
per share
12-month total returns, assuming        14.24%    13.71%    13.68%
reinvestment of all distributions and
no sales charge or contingent deferred
sales charge (CDSC)
Net asset value per share at 10/31/96   $12.91    $12.89    $12.91

Top Five Holdings -- Equity*
(as of 10/31/96)

1. CompUSA, Inc.              0.9%
2. Bank of Boston Corp.       0.9%
3. Bristol-Myers Squibb       0.8%
4. Sun Microsystems, Inc.     0.7%
5. CIGNA Corp.                0.7%

Top Five Countries -- Gov't Bonds*
(as of 10/31/96)
1. United States              9.6%
2. Australia                  2.7%
3. Spain                      2.1%
4. Finland                    2.0%
5. Sweden                     1.6%

* Since the Fund is actively managed, portfolio holdings and country breakdown will change as market conditions change. Holdings are based on total net assets. Country breakdowns are based on a percentage of the total portfolio.

President's Message
To Fund Shareholders

[Photo: Harold W. Cogger]

I am pleased to present your Fund's annual report for the fiscal year ended October 31, 1996. This report gives us the opportunity to share our analysis of your fund and the investment environment over the past 12 months.

The Federal Reserve Board lowered short-term interest rates in December 1995 and again in January 1996. Furthermore, in the bond market, significantly stronger economic indicators mid-way through the period stirred inflation fears and propelled long-term interest rates upward. However, we believe that the bond market volatility should be somewhat reduced in the months ahead.

In the U.S. stock market, generally favorable conditions prevailed throughout most of the period with both large and small company stocks posting strong returns until July, when a price-based correction took place. Since then, the market has rebounded nicely with the Dow Jones Industrial Average setting several new records.

Internationally, we are still seeing declining interest rates in most markets. Japan's recovery is modest and interest rates are being held low. China is reducing rates, now that inflation has declined into single digits. In Europe, short-term interest rates are much lower than long-term ones, creating a steep yield curve. We expect this situation to continue until we see an increase in economic activity.

Our expectations include moderate economic growth continuing into the first half of 1997. If our current projections hold, we may see the economy picking up again in the second half of 1997.

In the following pages, you'll find detailed information on your Fund's performance as well as an in-depth discussion with the portfolio manager. As always, we appreciate the opportunity to help you meet your investment goals.

Respectfully,

/s/ Harold W. Cogger
    Harold W. Cogger
    President
    December 10, 1996

Because market conditions change frequently, there can be no assurance that the trends described will continue, come to pass or affect Fund performance.

Portfolio Management Report

Carl Ericson and James Haynie are portfolio co-managers of Colonial Strategic Balanced Fund. Mr. Ericson, who manages the fixed-income portion of the portfolio, is a Senior Vice President of Colonial Management Associates, Inc. and Director of the Taxable Fixed Income Department. Mr. Haynie, who manages the equity portion, is a Vice President of Colonial Management Associates, Inc.

Q.  Describe the global economic environment over the past year.

A. International market conditions generally improved during the year, but the best investment performance was found right here in the United States. The continuing combination of low interest rates, low inflation and slow but steady economic growth created a positive environment for large domestic stocks. Both the Dow Jones Industrial Average and the Standard & Poor's 500 Index reached all-time highs throughout the year.

In contrast, investor uncertainty about economic growth and inflation held U.S. Treasury prices down during the first eight months of the fiscal year, with better results in the high yield corporate and international government bond sectors. U.S. Treasury markets had better performance towards the end of the period.

Q. How did the Fund's return compare to the indexes used to evaluate its performance?

A. We use two indexes to measure performance -- the Standard & Poor's 500 Index and the Lehman Brothers Government/Corporate Bond Index. Both indexes are unmanaged, and neither tracks the performance of the foreign or short-term securities in which the Fund can invest. The return for a balanced fund should typically fall between the two indexes and Colonial Strategic Balanced Fund's performance was in line with this expectation. Class A shares returned 14.24% for the year, outperforming the Lehman Brothers Bond Index return of 5.39% and underperforming the S&P 500 which returned 24.08%.

Q.  How were the Fund's assets allocated during the year?

A. Generally we try to maintain a 60/40 balance between equities and fixed-income securities. At the end of the period the stock portion was about 47%, bonds were 35%, and 18% of the portfolio was in cash. The relatively high allocation to cash was a temporary result of taking profits on a number of equity investments. Of the equity component, roughly 28% of the Fund's net assets were in large capitalization stocks, 12% in small caps and 7% in foreign stocks. The heaviest weighting on the fixed-income side was in corporate bonds, which performed well during the year. The fund's fixed-income holdings consisted of 14% in high yield corporate bonds, 11% in foreign government bonds and 10% in U.S. government bonds. Relatively higher coupons and lower credit quality helped insulate these securities from much of the turbulence in the government market. We focused on noncyclical industries in the fixed-income sector, notably telecommunications, paging and cellular.

Q.  What equity sectors did you favor?

A. In the U.S., both the retail and technology sectors have been very strong. One of our largest holdings, CompUSA, Inc., combines both of these sectors. As a chain of computer superstores, it has capitalized on strong retail sales of personal computers, but it also derives 40% of its revenues from sales to businesses. We also liked financial stocks, including insurers, money center banks and regional banks. We've seen good profitability there, and the trend towards mergers and consolidations has also been a positive factor.

Q.  What are the advantages of a balanced fund?

A. In a word, diversification. We've seen dramatic moves in the stock and bond markets during the past year, including substantial volatility in the U.S. Treasury bond market. This level of unpredictability reinforces investors' need for a strategically diversified fund that can provide a cushion against dramatic price swings in any one sector. For example, underperformance in U.S. government bonds this year was offset by strong returns from the Fund's holdings in Spanish and Australian government bonds. Strong returns from large U.S. stocks helped compensate for less impressive performance in a few foreign markets.

Q.  What is your market outlook?

A. Looking ahead, we think U.S. economic growth may slow, but we expect growth outside the U.S. to continue, allowing us to take advantage of our ability to diversify. In selecting stocks for the Fund, we look for growth at a reasonable price. In the fixed-income area, we continue to believe that high yield and international investments could provide greater opportunities than the U.S. government sector. We feel our strategic approach to investing leaves us well positioned for the future.

Colonial Strategic Balanced Fund's Investment Performance vs.
The standard & Poor's 500 Index and the
Lehman Brothers Government/Corporate Bond Index
Change in Value of $10,000 from 9/30/94 - 10/31/96

--------------------------------------------------------------------------------
[Mountain Charts:

Class A Shares based on NAV and MOP

Average Annual Total Returns*
Inception 9/19/94    NAV     MOP
1 year              13.26%  7.88%
Since inception     16.49%  13.74%

S&P 500  $16,037
NAV      $13,918
MOP      $13,257
LEHMAN   $12,229

[plot points]

           10000              10000            10000                 9525
            9989              10224            10030                 9554
            9971               9852             9717                 9255
           10037               9998             9801                 9335
           10230              10257             9780                 9316
           10467              10657            10127                 9646
           10537              10971            10396                 9902
           10684              11294            10611                10107
           11132              11744            10899                10381
           11221              12017            11253                10718
           11177              12415            11822                11260
           11320              12446            11935                11369
           11435              12971            12194                11615
           11603              12924            12184                11605
           11794              13491            12456                11864
           11968              13751            12486                11893
           12043              14219            12707                12104
           11787              14351            13013                12395
           11688              14489            13048                12429
           11608              14702            13378                12742
           11588              15081            13558                12914
           11743              15138            13276                12646
           11770              14470            13052                12432
           11742              14776            13287                12656
           11950              15607            13811                13155
           12229              16037            13918                13257

Class B Shares based on NAV and Maximum CDSC

Average Annual Total Returns*
Inception 9/19/94    NAV     w/CDSC
1 year              12.82%  7.82%
Since inception     15.99%  14.30%

S&P500          $16,037
NAV             $13,800
w/ CDSC         $13,400
LEHMAN          $12,229

[plot points]
           10000              10000            10000                10000
            9989              10224            10030                10030
            9971               9852             9716                 9716
           10037               9998             9792                 9792
           10230              10257             9772                 9772
           10467              10657            10118                10118
           10537              10971            10376                10376
           10684              11294            10602                10602
           11132              11744            10878                10878
           11221              12017            11221                11221
           11177              12415            11799                11799
           11320              12446            11902                11902
           11435              12971            12147                12147
           11603              12924            12137                12137
           11794              13491            12408                12408
           11968              13751            12425                12425
           12043              14219            12646                12646
           11787              14351            12940                12940
           11688              14489            12974                12974
           11608              14702            13292                13292
           11588              15081            13471                13471
           11743              15138            13187                13187
           11770              14470            12953                12953
           11742              14776            13187                13187
           11950              15607            13704                13704
           12229              16037            13811                13411

Class D Shares based on NAV and MOP w/CDSC

Average Annual Total Returns*
Inception 9/19/94    NAV   MOP w/CDSC
1 year              12.79%  10.66%
Since inception     16.00%  15.43%

S&P 500          $16,037
NAV              $13,802
MOP w/ CDSC      $13,664
LEHMAN           $12,229

[plot points]

           10000              10000            10000                 9900
            9989              10224            10030                 9930
            9971               9852             9716                 9619
           10037               9998             9799                 9701
           10230              10257             9768                 9671
           10467              10657            10115                10014
           10537              10971            10372                10269
           10684              11294            10598                10492
           11132              11744            10875                10766
           11221              12017            11226                11114
           11177              12415            11794                11676
           11320              12446            11897                11778
           11435              12971            12152                12030
           11603              12924            12141                12020
           11794              13491            12402                12278
           11968              13751            12429                12304
           12043              14219            12649                12523
           11787              14351            12943                12814
           11688              14489            12965                12836
           11608              14702            13293                13160
           11588              15081            13462                13327
           11743              15138            13179                13048
           11770              14470            12956                12827
           11742              14776            13179                13048
           11950              15607            13706                13569
           12229              16037            13802                13664
--------------------------------------------------------------------------------
*Average annual total returns are as of 9/30/96, the most recent quarter end.

The Standard & Poor's 500 Index is an unmanaged index that tracks the performance of U.S. stock market securities. The Lehman Brothers Government/Corporate Bond Index is an unmanaged index that tracks the performance of U.S. Government and U.S. Corporate bonds. Unlike mutual funds, indexes do not incur fees or charges, and it is not possible to invest in an index.

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC). Maximum offering price (MOP) returns include the maximum sales charges of 4.75% for Class A, and 1% for Class D. The CDSC returns reflect charges of: 5% for one year and 4% since inception for Class B and 1% for one year for Class D shares.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

                              INVESTMENT PORTFOLIO
                         OCTOBER 31, 1996 (IN THOUSANDS)

        COMMON STOCKS- 46.7%                  COUNTRY   SHARES       VALUE
--------------------------------------------------------------------------------
        CONSTRUCTION - 0.7%
        Building Construction - 0.6%
        Continental Homes Holding Corp.                   7          $114
        Pulte Corp.                                      11           289
                                                                     -----
                                                                      403
                                                                     -----
        Heavy Construction -
          Non Building Construction  - 0.1%
        Yondenko Corp.                            Ja      9            81
                                                                     -----

--------------------------------------------------------------------------------
        FINANCE, INSURANCE & REAL ESTATE - 8.7%
        Depository Institutions - 3.7%
        Bank of Boston Corp.                              9           602
        Bank of Montreal                         Ca       4           121
        Bank of New York Co., Inc.                        7           245
        Citicorp                                          5           475
        Comerica, Inc.                                    1            64
        HSBC Holdings PLC                        HK       6           114
        J.P. Morgan & Co., Inc.                           4           345
        Kredietbank NV                           Be       (a)          64
        National Westminster Bank PLC            UK       9            99
        Norwest Corp.                                     4           161
        TCF Financial Corp.                               6           240
                                                                     -----
                                                                     2,530
                                                                     -----

        Insurance Carriers - 2.6%
        Allstate Corp.                                    3           156
        American Bankers Insurance Group, Inc.            3           144
        Cigna Corp.                                       4           496
        Fremont General Corp.                             4           126
        Life Re Corp.                                     3           114
        Loews Corp.                                       5           380
        Maxicare Health Plans, Inc. (b)                   4            75
        Pacificare Health Systems, Inc. (b)               1            91
        Protective Life Corp. (b)                         3           110
        US Facilities Corp.                               8           138
                                                                     -----
                                                                    1,830
                                                                     -----

        Investment Companies - 0.1%
        First Australia Fund, Inc.                Au      3           23
        First Phillipine Fund, Inc.               Ph      2           31
                                                                     -----
                                                                      54
                                                                     -----

                      Investment Portfolio/October 31, 1996
--------------------------------------------------------------------------------
        COMMON STOCKS - CONT.                   COUNTRY   SHARES     VALUE
--------------------------------------------------------------------------------
        FINANCE, INSURANCE & REAL ESTATE - CONT.
        Nondepository Credit Institutions - 1.3%
        Aplus Co., Ltd.                           Ja      42         $158
        Green Tree Financial Corp.                        10          396
        The Money Store, Inc.                             13          344
                                                                     -----
                                                                      898
                                                                     -----

        Security Brokers & Dealers - 1.0%
        Alex Brown, Inc.                                   2          131
        Morgan Stanley Group, Inc.                         6          301
        Paine Webber Group, Inc.                          10          235
                                                                     -----
                                                                      667
                                                                     -----

        MANUFACTURING - 23.9%
        Apparel - 0.4%
        Nautica Enterprises, Inc. (b)                     8           258
        Norton McNaughton, Inc. (b)                       5            39
                                                                     -----
                                                                      297
                                                                     -----

        Chemicals & Allied Products - 3.4%
        American Home Products Corp.                      4           245
        BASF AG                                   G       6           191
        Bristol-Myers Squibb Co.                          5           529
        DSM NV                                    Ne      1            67
        E.I. DuPont De Nemours & Co.                      1           130
        Eli Lilly & Co.                                   2           141
        Johnson & Johnson                                 7           353
        Merck KGAA                                G       4           149
        NCH Corp.                                         3           167
        Norsk Hydro A.S.                          No      2            69
        Union Carbide Corp.                               8           324
                                                                     -----
                                                                     2,365
                                                                     -----

        Electronic & Electrical Equipment - 2.6%
        Aspect Telecommunications Corp. (b)               4           238
        Comverse Technology, Inc. (b)                     4           147
        DII Group, Inc. (b)                               2            48
        HADCO Corp. (b)                                   7           213
        Harman International Industries, Inc.             2           113
        Haw Par Brothers International Ltd.       Si     20            41
        Hitachi Maxwell                           Ja     10           197
        International Rectifier Corp. (b)                 8            96
        Komag, Inc. (b)                                   6           166

                      Investment Portfolio/October 31, 1996
--------------------------------------------------------------------------------
        Motorola, Inc.                                    2           $101
        Park Electrochemical Corp.                        4             74
        Philips Electronics NV                    Ne      3            112
        Sanmina Corp. (b)                         Fr      5            220
                                                                     -----
                                                                     1,766
                                                                     -----

        Fabricated Metal - 0.6%
        Buderus AG                                G       (a)           90
        Bunka Shutter Co. Ltd.                    Ja      20           139
        GFI Industries SA (b)                     Fr       1           162
        Oriental Holdings Bhd                     Ma       7            48
                                                                     -----
                                                                       439
                                                                     -----

        Food & Kindred Products - 1.9%
        Archer Daniels Midland Co.                        14           300
        Hudson Foods, Inc.                                 9           142
        IBP, Inc.                                          7           175
        PepsiCo, Inc.                                      4           118
        Philip Morris Co., Inc.                            4           389
        Smithfield Foods, Inc. (b)                         2            70
        Superfos AS                               De       1           114
                                                                     -----
                                                                     1,308
                                                                     -----

        Furniture & Fixtures - 0.4%
        Hillenbrand Industries, Inc.                       7           259
                                                                     -----

        Leather - 0.3%
        Wolverine World Wide, Inc.                         8           195
                                                                     -----

        Lumber & Wood Products - 0.2%
        Oakwood Homes Corp.                                5           138
                                                                     -----

        Machinery & Computer Equipment - 5.3%
        Amatsuji Steel Ball Manufacturing         Ja      14           196
        Applied Materials, Inc. (b)                        5           132
        Bay Networks, Inc. (b)                             4            76
        Brunswick Corp.                                    4            82
        Caterpillar, Inc.                                  3           172
        Deere & Co.                                        3           113
        EMC Corp. (b)                                      7           173
        Electroglas, Inc. (b)                              4            53
        Exabyte Corp. (b)                                  3            40
        Fujitsu Ltd.                              Ja       4            35
        Gateway 2000, Inc. (b)                             5           235

                      Investment Portfolio/October 31, 1996
--------------------------------------------------------------------------------
        COMMON STOCKS - CONT.                  COUNTRY   SHARES      VALUE
--------------------------------------------------------------------------------
        MANUFACTURING - CONT.
        Machinery & Computer Equipment - Cont.
        Hewlett-Packard Co.                                8          $335
        Hitachi Ltd.                              Ja      14           124
        International Business Machines Corp.              3           439
        Lam Research Corp. (b)                             3            61
        Mylex Corp. (b)                                    8           102
        NACCO Industries, Inc.                             1            37
        Proteon, Inc. (b)                                  9            20
        S3, Inc. (b)                                       5            94
        Seagate Technology, Inc. (b)                       7           454
        Silicon Graphics, Inc. (b)                         3            56
        Sun Microsystems, Inc. (b)                         8           500
        Swedish Match AB, ADR (b)                 Sw       1            15
        Toro Co.                                           3            94
                                                                     -----
                                                                     3,638
                                                                     -----

        Measuring & Analyzing Instruments - 1.7%
        Bio-Rad Laboratories, Inc.,
         Class A (b)                                       6           153
        Credence Systems Corp. (b)                        12           163
        Esterline Technologies Corp. (b)                   6           129
        Fuji Photo Film Co., Ltd.                 Ja       5           143
        Medtronic, Inc.                                    8           496
        Quickturn Design Systems, Inc. (b)                 5            67
                                                                     -----
                                                                     1,151
                                                                     -----

        Miscellaneous Manufacturing - 0.4%
        Callaway Golf Co.                                  9           288
                                                                     -----

        Paper Products - 1.3%
        ACX Technologies, Inc. (b)                         8           142
        Longview Fibre Co.                                10           174
        Paragon Trade Brands, Inc. (b)                    12           310
        SCA Laakirchen AG                         Au      (a)          172
        Saint Louis Bouchon                       Fr      (a)           76
                                                                     -----
                                                                       874
                                                                     -----

        Petroleum Refining - 2.0%
        British Petroleum Co., PLC                UK      1            141
        Exxon Corp.                                       3            266
        Lyondell Petrochemical Co.                        9            189
        Murphy Oil Corp.                                  7            346
        Phillips Petroleum Co.                            3            103
        USX-Marathon Group                               15            328
                                                                     -----
                                                                     1,373
                                                                     -----

                      Investment Portfolio/October 31, 1996
--------------------------------------------------------------------------------
        Primary Metal - 1.2%
        Acerinox SA                               Sp      3           $359
        Alcan Aluminum Ltd.                               5            148
        British Steel PLC                         UK     29             79
        Texas Industries, Inc.                            2            119
        Titan Wheel International, Inc.                   8            105
                                                                     -----
                                                                       810
                                                                     -----

        Primary Smelting - 0.1%
        Phelps Dodge Corp.                                2            107
                                                                     -----


        Rubber & Plastic - 0.2%
        Continental AG                            G       8            131
                                                                     -----

        Stone, Clay, Glass & Concrete - 0.4%
        Global Industrial Technologies, Inc. (b)          8            149
        Owens Corning Fiberglass Corp. (b)                3            116
        Vitro S.A.                                Mx     12             23
                                                                     -----
                                                                       288
                                                                     -----

        Transportation Equipment - 1.5%
        Arvin Industries, Inc.                            7            149
        Alvis PLC                                 UK     30             62
        Borg-Warner Automotive, Inc.                      6            215
        Coachmen Industries, Inc.                         8            213
        Ford Motor Co.                                    6            188
        Honda Motor Co. Ltd.                      Ja      2             48
        Strattec Security Corp. (b)                      (a)             7
        Varlen Corp.                                      4             80
        Volvo AB ADR                              Sw      5            102
                                                                     -----
                                                                     1,064
                                                                     -----

        MINING & ENERGY - 0.5%
        Crude Petroleum & Natural Gas - 0.3%
        Occidental Petroleum Corp.                        9            208
                                                                     -----

        Metal Mining - 0.1%
        Cleveland-Cliffs, Inc.                            1             41
                                                                     -----

        Nonmetallic, Except Fuels - 0.1%
        Potash Corp. of Saskatchewan, Inc.        Ca      1             85
                                                                     -----

        RETAIL TRADE - 4.2%
        Apparel & Accessory Stores - 0.3%
        Ross Stores, Inc.                                 5            208
                                                                     -----

                      Investment Portfolio/October 31, 1996
--------------------------------------------------------------------------------
        COMMON STOCKS - CONT.                  COUNTRY   SHARES      VALUE
--------------------------------------------------------------------------------
        RETAIL TRADE - CONT.
        Auto Dealers & Gas Stations - 0.1%
        Aichi Toyota Motor                        Ja      4            $60

        Food Stores - 1.5%
        Giant Food, Inc.                                 12            395
        General Nutrition Companies, Inc.                14            255
        Safeway, Inc. (b)                                 9            403
                                                                     -----
                                                                     1,053
                                                                     -----

        General Merchandise Stores - 0.9%
        Dollar General Corp.                              3             87
        Federated Department Stores, Inc. (b)             6            195
        Jardine Strategic Holdings Ltd.           Si     22             72
        Sears, Roebuck & Co.                              3            145
        Waban, Inc. (b)                                   6            152
                                                                     -----
                                                                       651
                                                                     -----
        Home Furnishings & Equipment - 1.1%
        Circuit City Stores, Inc.                         4            134
        CompUSA, Inc.                                    14            648
                                                                     -----
                                                                       782
                                                                     -----

        Miscellaneous Retail - 0.3%
        Blair Corp.                                       2             25
        Imasco Ltd.                               Ca      7            163
                                                                     -----
                                                                       188
                                                                     -----

        SERVICES - 3.5%
        Amusement & Recreation - 0.1%
        Grand Casinos, Inc. (b)                           4             56
                                                                     -----

        Business Services - 2.0%
        Computer Associates International, Inc.           3            199
        HBO & Co.                                         7            409
        Logicon, Inc.                                     8            331
        Manpower, Inc.                                    3             77
        Norrell Corp.                                     7            175
        Oracle Systems Corp. (b)                          4            169
                                                                     -----
                                                                     1,360
                                                                     -----

        Engineering, Accounting,
          Research & Management - 0.1%
        International-Muller NV                   Ne      3            82
                                                                     -----

                      Investment Portfolio/October 31, 1996
--------------------------------------------------------------------------------
        Health Services - 0.7%
        Integrated Health Services, Inc.                  3           $74
        Lincare Holdings, Inc. (b)                        5           188
        OrNda HealthCorp                                  6           163
        Rotech Medical Corp.                              5            80
                                                                     -----
                                                                      505
                                                                     -----

        Hotels, Camps & Lodging - 0.6%
        Hospitality Franchise Systems, Inc. (b)           6           440
                                                                     -----

        TRANSPORTATION, COMMUNICATION, ELECTRIC,
          GAS & SANITARY SERVICES - 3.5%

        Air Transportation - 0.6%
        British Airways PLC                       UK      1            90
        Comair Holdings, Inc.                             9           181
        Lufthansa AG                              G       5            65
        Mesa Airlines, Inc.  (b)                          8            77
                                                                     -----
                                                                      413
                                                                     -----

        Communications - 0.5%
        Southwestern Bell Corp.                           2           112
        Telefonos de Mexico SA                    Mx      1            33
        360 Communications Co. (b)                        1            17
        WorldCom, Inc. (b)                                7           171
                                                                     -----
                                                                      333
                                                                     -----

        Electric Services - 0.9%
        Allegheny Power System, Inc.                      4           105
        Duke Power Co.                                    2            98
        Unicom Corp.                                     10           260
        Union Electric Co.                                5           193
                                                                     -----
                                                                      656
                                                                     -----

        Gas Services - 1.3%
        Consolidated Natural Gas Co.                      4           212
        MCN Corp.                                        10           275
        NICOR, Inc.                                       3            98
        Pacific Enterprises                              11           338
                                                                     -----
                                                                      923
                                                                     -----

        Sanitary Services - 0.1%
        Yorkshire Water PLC                       UK      8            80
                                                                     -----

        Water Transportation - 0.1%
        DFDS AS                                   De      (a)          69
                                                                     -----

                      Investment Portfolio/October 31, 1996
--------------------------------------------------------------------------------
        COMMON STOCKS - CONT.                  COUNTRY  SHARES        VALUE
--------------------------------------------------------------------------------
        WHOLESALE TRADE - 1.7%
        Durable Goods - 1.6%
        Arrow Electronics, Inc. (b)                       2           $95
        Beers NV                                 Ne       3           102
        Commercial Metals Co.                            12           384
        Hughes Supply, Inc.                               4           152
        Pioneer Standard Electronics, Inc.                8            79
        Shelter Components Corp.                          2            28
        Software Spectrum, Inc. (b)                       4            94
        Wyle Electronics Co.                              7           209
                                                                     -----
                                                                    1,143
                                                                     -----

        Nondurable Goods - 0.1%
        Dalgety PLC                              UK      11            53
                                                                     -----

        TOTAL COMMON STOCKS (cost of $24,095)                      32,343
                                                                     -----

        PREFERRED STOCK - 0.4%
        TRANSPORTATION, COMMUNICATION, ELECTRIC,
          GAS & SANITARY SERVICES - 0.4%
        Communications
        Cablevision Systems Corp.,
         11.125% PIK, Series L (cost $307)               3            292
                                                                     -----

        BONDS & NOTES - 34.5%                          PAR
        CORPORATE FIXED-INCOME
          BONDS & NOTES - 14.0%
        MANUFACTURING - 5.7%
        Chemicals & Allied Products - 0.6%
        Agricultural Minerals Co., L.P.,
         10.750% 09/30/03                             $100            106
        N.L. Industries, Inc.,
         11.750% 10/15/03                              100            103
        Revlon Worldwide Corp.,
         (c) 03/15/98                                  250            220
                                                                     -----
                                                                      429
                                                                     -----

        Electronic & Electrical Equipment - 0.8%
        Amphenol Corp.,
         12.750% 12/15/02                              100            109
        K&F Industries, Inc.,
         10.375% 09/01/04                              200            206
        UNISYS Corp., Senior Notes,
         11.750% 10/15/04                              250            254
                                                                     -----
                                                                      569
                                                                     -----

                      Investment Portfolio/October 31, 1996
        Fabricated Metal - 0.7%
        Euramax International, PLC,
         11.250% 10/01/06(d)(e)                       $250           $254
        Renco Metals, Inc.,
         11.500% 07/01/03                              250            261
                                                                     -----
                                                                      515
                                                                     -----

        Food & Kindred Products - 0.5%
        FoodBrands America, Inc.,
         10.750% 05/15/06                              200            208
        Van De Kamps, Inc.,
         12.000% 09/15/05                              150            164
                                                                     -----
                                                                      372
                                                                     -----

        Lumber & Wood Products - 0.2%
        Triangle Pacific Corp.,
         10.500% 08/01/03                              100            105
                                                                     -----

        Machinery & Computer Equipment - 0.7%
        IMO Industries,
         11.750% 05/01/06                              250            258

        Shop Vac Corp.,
         10.625% 09/01/03(d)                           250            257
                                                                     -----
                                                                      515
                                                                     -----

        Miscellaneous Manufacturing - 0.5%
        American Standard Co.,  stepped
         coupon, (10.500% 06/01/98)
         (f)   06/01/05                                250            231
        Coleman Holdings Co., Series B,
         (c)   05/27/98                                150            128
                                                                     -----
                                                                      359
                                                                     -----

        Paper Products - 0.3%
        Florida Coast Paper,
         12.750% 06/01/03                              200            211
                                                                     -----

        Primary Metal - 0.7%
        Algoma Steel, Inc.,
         12.375% 07/15/05                              250            260
                                                                     -----

        US Can Corp.,
         10.125% 10/15/06(d)                           200            206
                                                                     -----
                                                                      466
                                                                     -----

        Stone, Clay, Glass & Concrete - 0.2%
        Owens-Illinois, Inc.,
         10.500% 06/15/02                              100            105
                                                                     -----

                      Investment Portfolio/October 31, 1996
--------------------------------------------------------------------------------
        CORPORATE FIXED-INCOME
          BONDS & NOTES - CONT.                        PAR           VALUE
        MANUFACTURING - CONT.
        Transportation Equipment - 0.5%
        Aftermarket Technology Corp.,
         Series B,
         12.000% 08/01/04                             $100           $110
        Collins & Aikman Products Co.,
         11.500% 04/15/06                              200            209
                                                                     -----
                                                                      319
                                                                     -----

        MINING & ENERGY - 1.4%
        Crude Petroleum & Natural Gas - 0.3%
        Ferrellgas Finance Corp., L.P.,
         10.000% 08/01/01                              200            209
                                                                     -----

        Oil & Gas Extraction - 1.1%
        Falcon Drilling Co., Inc.,
         Series B,
         9.750%  01/15/01                              200            206
        Gulf Canada Resources, Ltd.:
         9.250%  01/15/04                              100            104
         9.625%  07/01/05                              100            106


        Nuevo Energy Co.,
         9.500%  04/15/06                              200            207
        Santa Fe Energy Resources, Inc.,
         11.000% 05/15/04                              100            110
                                                                     -----
                                                                      733
                                                                     -----

        RETAIL TRADE - 0.7% Food Stores - 0.6%
        Pathmark Stores, Inc.,
         9.625% 05/01/03                               200            196
        Smiths Food & Drug,
         11.250% 05/15/07                              200            217
                                                                     -----
                                                                      413
                                                                     -----

        Miscellaneous Retail - 0.1%
        Finlay Fine Jewelry Corp.,
         10.625% 05/01/03                              100            103
                                                                     -----

        SERVICES - 2.1%
        Amusement & Recreation - 0.4%
        Falcon Holdings PLC, PIK,
         11.000% 09/15/03                               49             46
        GNF Corp.,
         10.625% 04/01/03                              200            220
                                                                     -----
                                                                      266
                                                                     -----

                      Investment Portfolio/October 31, 1996
--------------------------------------------------------------------------------
        Business Services - 0.4%
        Pierce Leahy Corp.,
         11.125% 07/15/06(d)                          $250           $266
                                                                     -----

        Health Services - 0.4%
        GranCare, Inc.,
         9.375% 09/15/05                               150            159
        OrNda Health Corp.,
         11.375% 08/15/04                              100            114
                                                                     -----
                                                                      273
                                                                     -----

        Hotels, Camps & Lodging - 0.9%
        Eldorado Resorts Corp.,
         10.500% 08/15/06(d)                           250            261
        HMH Properties, Inc.,
         9.500% 05/15/05                               150            152
        Wyndham Hotel Corp.,
         10.500% 05/15/06                              200            210
                                                                     -----
                                                                      623
                                                                     -----

        TRANSPORTATION, COMMUNICATION, ELECTRIC,
          GAS & SANITARY SERVICES - 4.1%
        Air Transportation - 0.4%
        Greenwich Air Services, Inc.,
         10.500% 06/01/06                              100            105


        U.S. Air, Inc.,
         10.375% 03/01/13                              200            200
                                                                     -----
                                                                      305
                                                                     -----

        Broadcasting - 0.7%
        Allbritton Communications Co.,
         11.500% 08/15/04                              100            104
        NWCG Holding Corp.,
         (c)   06/15/99                                175            143
        Sullivan Broadcasting, Inc.,
         10.250% 12/15/05                              100            100
        Young Broadcasting Corp.,
         11.750% 11/15/04                              100            106
                                                                     -----
                                                                      453
                                                                     -----

        Cable - 0.9%
        Bell Cablemedia PLC,
         stepped coupon, (11.950% 07/15/99)
         (f)  07/15/04(e)                              150            124

                      Investment Portfolio/October 31, 1996
--------------------------------------------------------------------------------
        CORPORATE FIXED-INCOME
         BONDS & NOTES - CONT.                         PAR          VALUE
        TRANSPORTATION, COMMUNICATION, ELECTRIC,
         GAS & SANITARY SERVICES - CONT.
        Cable - cont.
        Cablevision Systems Corp.,
         10.750% 04/01/04                             $100           $102
        Lenfest Communications, Inc.,
         8.375% 11/01/05                               100             91
        Marcus Cable Co., L.P.
         11.875% 10/01/05                              250            262
        Videotron Holding PLC,
         stepped coupon, (11.000% 08/15/00)
         (f)  08/15/05(e)                              100             73
                                                                     -----
                                                                      652
                                                                     -----

        Communications - 0.2% UNC, Inc.,
         11.000% 06/01/06                              100            106
                                                                     -----

        Electric, Gas & Sanitary Services - 0.3%
        Mesa Operating Co.,
         10.625% 07/01/06                              200            212
                                                                     -----

        Electric Services - 0.1%
        California Energy Co., Inc.,
         9.500% 09/15/06(d)                            100            102
                                                                     -----

        Gas Services - 0.2%
        California Energy Co., Inc.,
         9.875% 06/30/03                               150            155
                                                                     -----

        Telecommunication - 1.3%
        Brooks Fiber Properties, Inc.,
        stepped coupon, (10.875% 03/01/01)
         (f) 03/01/06                                  200            117
        MFS Communications Company, Inc.,
         stepped coupon, (9.375% 01/15/99)
         (f) 01/15/04                                  200            170
        Omnipoint Corp.,
         11.625% 08/15/06(d)                           200            204
        Paging Network, Inc.,
         10.125% 08/01/07                              200            199
        PanAmSat Corp.,
         stepped coupon, (11.375% 08/01/98)
         (f) 08/01/03                                  200            183
                                                                     -----
                                                                      873
                                                                     -----

                      Investment Portfolio/October 31, 1996
--------------------------------------------------------------------------------
        TOTAL CORPORATE FIXED-INCOME
        BONDS & NOTES (cost of $9,621)                             $9,709
                                                                    ------

        FOREIGN GOVERNMENT &
        AGENCY OBLIGATIONS - 10.9%             CURRENCY      PAR        VALUE
        Argentina Global Bonds,
         11.000% 10/09/06                         AR         200          197
        Government of Finland,
         7.250% 04/18/06                          FM       6,000        1,378
        Kingdom of Denmark,
         8.000% 05/15/03                          DK       5,620        1,052
        Republic of Poland (Brady),
         Past Due Interest, stepped coupon,
         (5.000% 10/27/98) 4.000% 10/27/14(g)                500          411
        Spanish Government Bonds,
         10.150% 01/31/06                         SP     159,500        1,437
        Swedish Government Bonds,
         10.250% 05/05/03                         SK       6,300        1,120
        Western Australia Treasury Corp.:
         10.000% 07/15/05                         A$         639          585
         12.000% 08/01/01                         A$       1,430        1,350
                                                                        ------

        TOTAL FOREIGN GOVERNMENT & AGENCY
        OBLIGATIONS (cost of $7,137)                                     7,530
                                                                        ------

        U.S. GOVERNMENT OBLIGATIONS - 9.6%
        U.S. Treasury Bonds:
         8.750% 05/15/17(h)                               $2,488        3,044
         11.625% 11/15/04                                    450          599
                                                                        ------
                                                                        3,643
                                                                        ------

        U.S. Treasury Note,
         11.875% 11/15/03(h)                               2,266        2,981

        TOTAL U.S. GOVERNMENT OBLIGATIONS (cost of $6,495)              6,624

        TOTAL BONDS & NOTES (cost of $23,253)                          23,863

        TOTAL INVESTMENTS - 81.6% (cost of $47,655) (i)                56,498

        SHORT-TERM OBLIGATIONS - 17.2%

          Repurchase agreement with Lehman Brothers,
          Inc., dated 10/31/96, due 11/01/96 at
          5.530%, collateralized by U.S. Treasury
          bonds and notes with various maturities to
          2023, market value $12,127, (repurchase
          proceeds $11,893)                               11,891       11,891
                                                                       -------

                      Investment Portfolio/October 31, 1996
--------------------------------------------------------------------------------
        FORWARD CURRENCY CONTRACTS = (0.0)% (j)                        $    (9)
================================================================================
        OTHER ASSETS & LIABILITIES, NET = 1.2%                             819
================================================================================
        NET ASSETS = 100.0%                                            $69,199
                                                                        ======

        NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------
        (a)  Rounds to less than one.

        (b)  Non-income producing.

        (c)  Zero coupon bond.

        (d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1996, the value of these securities amounted to $1,550 or 2.2% of net assets.

        (e)  This is a British security. Par amount is stated in U.S. dollars.

        (f) Currently zero coupon. Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate.

        (g) This is a Polish security. Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate.

        (h) These securities, or a portion thereof, with a total market value of $6,025 are being used to collateralize the forward currency contracts shown below.

        (i)  Cost for federal income tax purposes is $47,677.

        (j) As of October 31, 1996, the Fund had entered into the following forward currency exchange contracts:

                                                            Net Unrealized
                                                             Appreciation
          Contracts        In Exchange      Settlement      (Depreciation)
          to Deliver           For             Date             (U.S. $)
        FF   699,846       USD 135,629      11/12/1996            $ (1)
        FF 2,531,640       USD 490,628      11/12/1996              (4)
        FF    90,770       USD  17,577      11/12/1996              (a)
        FM    96,564       USD  21,180      11/12/1996              (a)
        FM   475,176       USD 104,224      11/12/1996              (a)
        DK   659,780       USD 112,754      11/15/1996              (a)
        DK 1,246,784       USD 212,943      11/15/1996              (1)
        DK 1,202,920       USD 205,434      11/15/1996              (1)
        FM   544,560       USD 119,160      11/15/1996              (1)
        SK   170,617       USD  25,851      11/15/1996              (a)
        SK 1,828,635       USD 277,486      11/15/1996              (a)
        SK   490,623       USD  74,257      11/15/1996              (1)
        FM   611,322       USD 134,062      11/29/1996              (1)
        FM 1,534,994       USD 336,621      11/29/1996              (2)
        SK 1,370,738       USD 209,433      11/29/1996               1
        FF 2,579,638       USD 505,811      11/29/1996               2
                                                                  -----
                                                                  $ (9)
                                                                  =====

                      Investment Portfolio/October 31, 1996
--------------------------------------------------------------------------------
        Summary of Securities           Country/
        by Country/Currency             Currency       Value      % of Total
--------------------------------------------------------------------------------
        United States                                 $43,821       77.6
        Australia                         Au/A$         2,130        3.8
        Spain                             Sp/SP         1,796        3.2
        Finland                           FM            1,378        2.4
        Sweden                            Sw/SK         1,237        2.2
        Denmark                           De/DK         1,235        2.2
        Japan                             Ja            1,181        2.1
        Germany                           G               626        1.1
        United Kingdom                    UK              604        1.1
        France                            Fr              458        0.8
        Poland                            PL              411        0.7
        Canada                            Ca              369        0.7
        Netherlands                       Ne              363        0.6
        Argentina                         AR              197        0.3
        Hong Kong                         HK              114        0.2
        Singapore                         Si              113        0.2
        Argentina                         AR              197        0.3
        Norway                            No               69        0.1
        Belgium                           Be               64        0.1
        Mexico                            Mx               56        0.1
        Malaysia                          Ma               48        0.1
        Phillipines                       Ph               31        0.1
                                                      -------      -----
                                                      $56,498      100.0
                                                      =======      =====

        Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.


                Acronym                              Name
                -------                 ---------------------------
                ADR                     American Depository Receipt
                PIK                            Payment-In-Kind


        See notes to financial statements.

STATEMENT OF ASSETS & LIABILITIES
OCTOBER 31, 1996

                (in thousands except for per share amounts and footnotes)
                ASSETS
                Investments at value (cost $47,655)              $56,498
                Short-term obligations                            11,891
                                                                 -------
                                                                  68,389

                Cash held in foreign banks (cost $1)    $  1
                Receivable for:
                  Interest                               761
                  Fund shares sold                       377
                  Dividends                               46
                  Foreign tax reclaims                     5
                Deferred organization expenses            42
                Other                                      1       1,233
                                                         ----    -------
                    Total Assets                                  69,622

                LIABILITIES
                Unrealized depreciation on forward
                  currency contracts                       9
                Payable for:
                  Investments purchased                  386
                  Fund shares repurchased                 15
                Payable to Adviser                         2
                Accrued:
                  Deferred Trustees fees                   1
                  Other                                   10
                                                         ----
                    Total Liabilities                                423
                                                                 -------

                NET ASSETS                                       $69,199
                                                                 -------
                Net asset value & redemption
                price per share -
                Class A ($25,580/1,981)                          $ 12.91
                                                                 =======
                Maximum offering
                price per share -
                Class A ($12.91/0.9525)                          $ 13.55(a)
                                                                 =======
                Net asset value & offering
                price per share -
                Class B ($40,065/3,107)                          $ 12.89(a)
                                                                 =======
                Net asset value & redemption
                price per share -
                Class D ($3,554/275)                             $ 12.91(b)
                                                                 =======
                Maximum offering price
                per share - Class D
                ($12.91/0.9900)                                  $ 13.04
                                                                 =======


                (a) On sales of $50,000 or more the offering price is reduced.

                (b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                See notes to financial statements.

                STATEMENT OF OPERATIONS
                FOR THE YEAR ENDED OCTOBER 31, 1996

                (in thousands)
                INVESTMENT INCOME
                Interest                                              $1,917
                Dividends                                                434
                                                                       -----
                  Total investment income (net of
                  nonrebatable foreign taxes withheld
                  at source which amounted to $15)                     2,351

                EXPENSES
                Management fee                       $  354
                Service fee                             126
                Distribution fee - Class A               57
                Distribution fee - Class B              207
                Distribution fee - Class D               30
                Transfer agent                          155
                Bookkeeping fee                          28
                Trustees fee                             14
                Custodian fee                            13
                Audit fee                                15
                Legal fee                                 4
                Registration fee                         36
                Reports to shareholders                   9
                Amortization of deferred
                  organization expenses                  14
                Other                                    10
                                                      ------
                                                      1,072
                Fees waived by the Adviser              (95)            977
                                                      ------           -----
                       Net Investment Income                           1,374
                                                                       -----


                NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS Net realized gain on:
                Investments                           1,309
                Foreign currency transactions            90
                                                      ------
                       Net Realized Gain                               1,399
                Net unrealized appreciation
                 (depreciation) during
                 the period on:
                Investments                           3,852
                Foreign currency transactions           (11)
                                                      ------
                       Net Unrealized Appreciation                     3,841
                                                                       -----
                              Net Gain                                 5,240
                                                                       -----
                Net Increase in Net Assets from Operations            $6,614
                                                                       =====

                See notes to financial statements.

       STATEMENT OF CHANGES IN NET ASSETS

         (in thousands)                               Year ended October 31
                                                      ----------------------
        INCREASE IN NET ASSETS                         1996           1995
        Operations:
        Net investment income                        $ 1,374       $   784
        Net realized gain                              1,399           183
        Net unrealized appreciation                    3,841         5,072
                                                      -------       -------
            Net Increase from Operations               6,614         6,039
        Distributions:
        From net investment income - Class A            (508)         (409)
        From net realized gains - Class A                (59)           --
        From net investment income - Class B            (650)         (382)
        From net realized gains - Class B                (69)           --
        From net investment income - Class D             (85)          (97)
        From net realized gains - Class D                (14)           --
                                                      -------       -------
                                                       5,229         5,151
                                                      -------       -------
        Fund Share Transactions:
        Receipts for shares sold - Class A            13,772         8,580
        Value of distributions reinvested - Class A      523           381
        Cost of shares repurchased - Class A          (7,076)       (1,218)
                                                      -------       -------
                                                       7,219         7,743
                                                      -------       -------
        Receipts for shares sold - Class B            25,817        10,846
        Value of distributions reinvested - Class B      659           351
        Cost of shares repurchased - Class B          (7,446)       (1,588)
                                                      -------       -------
                                                      19,030         9,609
                                                      -------       -------
        Receipts for shares sold - Class D             1,940         1,359
        Value of distributions reinvested - Class D       94            95
        Cost of shares repurchased - Class D          (3,107)         (120)
                                                      -------       -------
                                                      (1,073)        1,334
                                                      -------       -------
            Net Increase from Fund Share
              Transactions                            25,176        18,686
                                                      -------       -------
                Total Increase                        30,405        23,837

        NET ASSETS
        Beginning of period                           38,794        14,957
                                                      -------       -------
        End of period (including undistributed
          net investment income of $242 and
          $27, respectively)                         $69,199       $38,794
                                                      -------       -------


 Statement of Changes in Net Assets continued on following page.
 See notes to financial statements.

  STATEMENT OF CHANGES IN NET ASSETS - CONT.

         (in thousands)                               Year ended October 31
                                                     ----------------------
                                                          1996         1995
         NUMBER OF FUND SHARES
         Sold - Class A                                 1,111           836
         Issued for distributions reinvested -
           Class A                                         42            36
         Repurchased - Class A                           (575)         (114)
                                                     ---------        ------
                                                          578           758
                                                     ---------        ------
         Sold - Class B                                 2,088         1,047
         Issued for distributions reinvested -
           Class B                                         54            32
         Repurchased - Class B                           (605)         (149)
                                                     ---------        ------
                                                        1,537           930
                                                     ---------        ------
         Sold - Class D                                   157           135
         Issued for distributions reinvested -
           Class D                                          8             9
         Repurchased - Class D                           (248)          (11)
                                                     ---------        ------
                                                          (83)          133
                                                     ---------        ------
 See notes to financial statements.

                           NOTES TO FINANCIAL STATEMENTS
                                 OCTOBER 31, 1996


--------------------------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES
 ................................................................................
Organization: Colonial Strategic Balanced Fund (the Fund), a series of Colonial Trust III, is a diversified portfolio of a Massachusetts business trust. registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund's investment objective is to seek current income and long term growth, consistent with prudent risk, by diversifying investments primarily in U.S. and foreign equity and debt securities. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class D. Class A shares are sold with a front-end sales charge and a continuing distribution fee; Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class D shares are subject to a reduced front-end sales charge, a contingent deferred sales charge on redemptions made within one year after purchase and a continuing distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security valuation and transactions: Equity securities are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

                  Notes to Financial Statements/October 31, 1996
--------------------------------------------------------------------------------

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

Determination of class net asset values and financial highlights: All income, expenses (other than the Class A, Class B and Class D distribution fee), realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, net investment income per share data reflects the distribution fee applicable to each class.

Class A, Class B and Class D ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the distribution fee applicable to Class A, Class B and Class D shares.

Federal income taxes: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

Interest income, debt discount and premium: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

The value of additional securities received as an interest payment is recorded as income and as the cost basis of such securities.

Distributions to shareholders: Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Deferred organization expenses: The Fund incurred expenses of $69,500 in connection with its organization, initial registration with the Securities and Exchange Commission and with various states, and the initial public offering of its shares. These expenses were deferred and are being amortized on a straight-line basis over five years.

                  Notes to Financial Statements/October 31, 1996
--------------------------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES - CONT.
 ................................................................................
Foreign currency contracts: Net realized and unrealized gains (losses) on foreign currency transactions includes the fluctuation in exchange rates on gains (losses) between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

Forward currency contracts: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

Other: Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

                    Notes to Financial Statements/October 31, 1996
-------------------------------------------------------------------------------
NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES
 ................................................................................
Management fee: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.70% annually of the Fund's average net assets.

Bookkeeping fee: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

Transfer agent: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.25% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

Underwriting discounts, service and distribution fees: Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. For the year ended October 31, 1996, the Fund has been advised that the Distributor retained net underwriting discounts of $33,049 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $56,746 and $1,110, on Class B and Class D share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.30% for Class A and 0.75% for Class B and Class D, annually, of the average net assets attributable to Class A, Class B, and Class D shares, respectively.

The CDSC and the fees received from the 12B-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Expense limits: The Adviser has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.10% annually of the Fund's average net assets.

Other: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

                  Notes to Financial Statements/October 31, 1996
--------------------------------------------------------------------------------
NOTE 3.  PORTFOLIO INFORMATION
 ................................................................................
Investment activity: For the year ended October 31, 1996, purchases and sales of investments, other than short-term obligations, were $40,584,287 and $25,727,947, respectively, of which $8,482,323 and $5,957,709, respectively, were U.S. government securities.

Unrealized appreciation (depreciation) at October 31, 1996, based on cost of investments for federal income tax purposes was:

Gross unrealized appreciation                  $ 9,978,537
Gross unrealized depreciation                   (1,158,212)
                                               -----------
        Net unrealized appreciation            $ 8,820,325
                                               -----------

Other: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4.  LINE OF CREDIT
 ................................................................................
The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended October 31, 1996.

NOTE 5.  COMPOSITION OF NET ASSETS
 ................................................................................
At October 31, 1996, net assets consisted of:
Capital paid in                                           $58,790
Undistributed net investment income                           242
Accumulated net realized gain                               1,334
Net unrealized appreciation (depreciation) on:
  Investments                                               8,843
  Foreign currency transactions                               (10)
                                                         --------
                                                          $69,199
                                                         ========

                            FINANCIAL HIGHLIGHTS (b)


Selected data for a share of each class outstanding throughout each period are as follows:

                                            Year ended October 31
                                    --------------------------------------------
                                                          1996
                                      Class A       Class B         Class D
                                    --------------------------------------------
Net asset value -
   Beginning of period                 $11.650     $11.640      $11.650
                                       -------     -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                0.369       0.314        0.314
Net realized and
unrealized gain                          1.264       1.260        1.258
                                       -------     -------      -------
   Total from Investment
      Operations                         1.633       1.574        1.572
                                       -------     -------      -------
LESS DISTRIBUTIONS
  DECLARED TO SHAREHOLDERS:
From net investment income              (0.333)     (0.284)      (0.272)
From net realized gains                 (0.040)     (0.040)      (0.040)
                                       -------     -------      -------
   Total Distributions Declared
      to Shareholders                   (0.373)     (0.324)      (0.312)
                                       -------     -------      -------

Net asset value -
  End of period                        $12.910     $12.890      $12.910
                                       =======     =======      =======
Total return (c)(d)                     14.24%      13.71%       13.68%
                                       =======     =======      =======

RATIOS TO AVERAGE NET ASSETS
Expenses                                 1.65%(e)    2.10%(e)     2.10%(e)
Net investment income                    2.99%(e)    2.54%(e)     2.54%(e)
Fees waived or borne
 by the Adviser                          0.19%       0.19%        0.19%
Portfolio turnover                         59%         59%          59%
Average commission rate (f)             $0.0299     $0.0299      $0.0299
Net assets at end
 of period (000)                        $25,580     $40,065       $3,554

(a) Net of fees and expenses waived
    or borne by the Adviser which
    amounted to:                        $ 0.023      $0.023       $0.023

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(d) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

Selected data for a share of each class outstanding throughout each period are as follows:


                                                Year ended October 31
                                       ----------------------------------------
                                                        1995
                                       Class A       Class B       Class D
                                       ----------------------------------------
Net asset value -
   Beginning of period                 $ 9.910       $ 9.900       $ 9.900
                                       -------       -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
  income (a)                             0.325         0.277         0.277
Net realized and
unrealized gain (loss)                   1.764         1.769         1.774
                                       -------       -------       -------
   Total from Investment
      Operations                         2.089         2.046         2.051
                                       -------       -------       -------
LESS DISTRIBUTIONS DECLARED
  TO SHAREHOLDERS:
From net investment
 income                                 (0.349)       (0.306)       (0.301)
                                       -------       -------       -------

Net asset value -
  End of period                        $11.650       $11.640       $11.650
                                       =======       =======       =======
Total return (d)(e)                     21.47%        21.00%        21.04%
                                       =======       =======       =======

RATIOS TO AVERAGE NET ASSETS
Expenses                                  1.65%(g)    2.10%(g)     2.10%(g)
Net investment income                     3.05%(g)    2.60%(g)     2.60%(g)
Fees waived or borne
 by the Adviser                           0.43%       0.43%        0.43%
Portfolio turnover                          49%         49%          49%
Net assets at end
  of period (000)                      $16,346     $18,284        $4,164

(a) Net of fees and expenses waived or
    borne by the Adviser which
    amounted to:
                                       $ 0.042     $ 0.042        $0.042

(b) Per share data was calculated using average shares outstanding during the period.

(c) The Fund commenced investment operations on September 19, 1994.

(d) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(e) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

(h) Annualized.

--------------------------------------------------------------------------------
State Tax Information for the Year Ended October 31, 1996 (unaudited) An average of 8% of the Fund's investments as of the end of each quarter were in direct obligations of the U.S. Treasury.

Approximately 28% of the Fund's distributions (13% of gross income) was derived from interest on direct investments in U.S. Treasury bonds, notes and bills.
--------------------------------------------------------------------------------

                                              Period ended October 31
                                       ----------------------------------------
                                                      1994(c)
                                       Class A       Class B       Class D
                                       ----------------------------------------
Net asset value -
   Beginning of period                 $10.000       $10.000       $10.000
                                       -------       -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
  income (a)                             0.035         0.029         0.029
Net realized and
unrealized gain (loss)                  (0.125)       (0.129)       (0.129)
                                       -------       -------       -------
   Total from Investment
      Operations                        (0.090)       (0.100)       (0.100)
                                       -------       -------       -------
LESS DISTRIBUTIONS DECLARED
  TO SHAREHOLDERS:
From net investment
 income                                  --             --            --
                                       -------       -------       -------

Net asset value -
  End of period                         $9.910       $9.900        $9.900
                                       =======       =======       =======
Total return (d)(e)                      (0.90)%(f)   (1.00)%(f)    (1.00)%(f)
                                       =======       =======       =======

RATIOS TO AVERAGE NET ASSETS
Expenses                                  1.65%(h)    2.10%(h)     2.10%(h)
Net investment income                     3.01%(h)    2.56%(h)     2.56%(h)
Fees waived or borne
 by the Adviser                           0.35%(h)    0.35%(h)     0.35%(h)
Portfolio turnover                           0%(h)       0%(h)        0%(h)
Net assets at end
  of period (000)                       $6,394      $6,332       $2,231

(a) Net of fees and expenses waived or
    borne by the Adviser which
    amounted to:
                                       $ 0.042     $ 0.042        $0.042

(b) Per share data was calculated using average shares outstanding during the period.

(c) The Fund commenced investment operations on September 19, 1994.

(d) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(e) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

(h) Annualized.

-------------------------------------------------------------------------------
Federal Tax Information (unaudited)
24% of the ordinary income distributed by the Fund in the year ended October 31, 1996 qualifies for the corporate dividends received deduction.
--------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS

         T0 THE TRUSTEES OF COLONIAL TRUST III AND THE SHAREHOLDERS OF
                        COLONIAL STRATEGIC BALANCED FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Strategic Balanced Fund (a series of Colonial Trust III) at October 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at October 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
Boston, Massachusetts
December 10, 1996

Important Information About this Report

The Transfer Agent for Colonial Strategic Balanced Fund is:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

Colonial Strategic Balanced Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call our Literature Department at 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Strategic Balanced Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund.

[BACK COVER]


[logo:    Colonial
          Mutual Funds]
Mutual Funds for
Planned Portfolios

Trustees

Robert J. Birnbaum
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

Tom Bleasdale
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

Lora S. Collins
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin &
Frankel)

James E. Grinnell
Private Investor (formerly Senior Vice President--Operations, The
Rockport Company)

William D. Ireland, Jr.
Retired (formerly Chairman of the Board, Bank of New England--Worcester)

Richard W. Lowry
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

William E. Mayer
Dean, College of Business and Management, University of Maryland (formerly Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

James L. Moody, Jr.
Chairman of the Board, Hannaford Bros. Co. (formerly Chief Executive Officer, Hannaford Bros. Co.)

John J. Neuhauser
Dean, Boston College School of Management

George L. Shinn
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

Robert L. Sullivan
Management Consultant (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice
Director, Management Consulting, Peat Marwick Main & Co.)

Sinclair Weeks, Jr.
Chairman of the Board, Reed & Barton Corporation

Colonial Investment Services, Inc., Distributor (C) 1996
One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750
SB-02/024D-1096   M   (12/96)

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